SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 3, 2003

AEROFLEX INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-02324	11-1974412
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 South Service Road, Plainview, New York		11803
(Address of Principal Executive Offices)		(Zip Code)

(516) 694-6700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

The sole purpose of this Amendment is to amend and restate in its entirety Exhibit 99.4 to the Registrant’s current report on Form 8-K/A filed November 17, 2003 regarding the Registrant’s acquisition of MCE Technologies, Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

99.4         Pro Forma Combined Balance Sheet and Statement of Operations for MCE Technologies, Inc. and Aeroflex Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

		By:	/s/ Charles Badlato
		Name:	Charles Badlato
		Title:	Vice President

Dated:	March 3, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.4	Pro Forma Combined Balance Sheet and Statement of Operations for MCE Technologies, Inc. and Aeroflex Incorporated.